UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2026
Aflac Incorporated
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(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Aflac Incorporated (the "Company") was held on May 4, 2026. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's Proxy Statement, are as follows:
(1) Election of 11 members to the board of directors;
(2) Approval of a non-binding advisory proposal on compensation of the Company's named executive officers as described in the Proxy Statement;
(3) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026; and
(4) Shareholder proposal regarding an independent board chairman.

The shareholders approved proposals (1), (2) and (3). The shareholders did not approve proposal (4).

The total number of shares of the Company’s Common Stock entitled to vote at the meeting was 515,183,672, of which 85,520,827 directly registered shares were entitled to ten votes per share and 23,397,450 shares held in “street” or “nominee” name exercised ten votes per share. The total number of voting rights at the meeting was 1,495,448,165.

The shares owned by J&A Alliance Trust (the "Trust") represented, in aggregate, 20% of the total voting power of the Company's Common Stock. The Shareholders Agreement, entered into on February 28, 2019, by the Company, Japan Post Holdings Co., Ltd., J&A Alliance Holdings Corporation, solely in its capacity as trustee of the Trust, and General Incorporated Association J&A Alliance, provides voting restrictions that require the Trust to vote (i) all shares representing voting rights in excess of 20% of the voting rights in the Company and (ii) all of its shares in connection with a change in control transaction, in each case, in a manner proportionally equal to votes of shares not beneficially owned by the Trust. For more information about the forgoing, please see the Company's Proxy Statement.

The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
	For	Against	Abstentions	Broker Non-Votes
(1) Election of 11 members to the board of directors:
Daniel P. Amos	1,097,838,620	30,887,525	2,983,355	73,795,282
W. Paul Bowers	1,108,940,802	20,660,076	2,108,622	73,795,282
Arthur R. Collins	1,118,675,114	10,954,778	2,079,608	73,795,282
Miwako Hosoda	1,124,536,345	5,452,281	1,720,874	73,795,282
Michael A. Forrester	1,124,829,994	5,065,442	1,814,064	73,795,282
Thomas J. Kenny	1,122,122,075	7,815,712	1,771,713	73,795,282
Georgette D. Kiser	1,120,928,036	8,836,841	1,944,623	73,795,282
Karole F. Lloyd	1,121,626,778	8,244,562	1,838,160	73,795,282
Nobuchika Mori	1,119,445,277	10,399,438	1,864,785	73,795,282
Joseph L. Moskowitz	1,106,025,013	23,884,831	1,799,656	73,795,282
Katherine T. Rohrer	1,085,917,275	41,854,640	3,937,585	73,795,282

(2) Non-binding advisory proposal on executive compensation	1,082,304,402	43,858,310	5,546,788	73,795,282

(3) Ratification of appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2026	1,166,216,707	37,699,881	1,588,194	0

(4) Shareholder proposal regarding an independent board chairman	136,304,171	982,422,907	12,982,422	73,795,282

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 7, 2026	/s/ Robin L. Blackmon

(Robin L. Blackmon)
Senior Vice President, Financial Services
Chief Accounting Officer

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